UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2004

INTERGRAPH CORPORATION
_____________________________________________________________________________________
(Exact Name of Registrant as Specified in Charter)
Delaware	0-9722	63-0573222
_____________________________________________________________________________________
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Industrial Park IW 2000, Huntsville, AL			35894-0001
_____________________________________________________________________________________
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (256) 730-2000

N/A
_____________________________________________________________________________________
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

                On March 30, 2004, Intergraph Corporation issued the press release furnished herewith as Exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INTERGRAPH CORPORATION

                                                                                    By: /s/ Larry J. Laster

                                                                                    Name:  Larry J. Laster
                                                                                    Title:    Executive Vice President
                                                                                                and Chief Financial Officer

Date: March 30, 2004

EXHIBITS

99.1        Press Release dated March 30, 2004